SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)        July 21, 2005
                                                             -------------

                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-83815                94-3328762
          --------                      ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

     Coso Finance Partners              California               68-0133679
     Coso Energy Developers             California               94-3071296
     Coso Power Developers              California               94-3102796
     ---------------------              ----------               ----------
 (Exact names of Registrants          (State or other         (I.R.S. Employer
as specified in their charters)       jurisdiction of        Identification No.)
                                       incorporation)

      565 Fifth Avenue, 29th Floor, New York, New York          10017-2478
      ------------------------------------------------          ----------
          (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code   (212) 921-9099
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the securities act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II (together, the "Coso Partnerships"), their transmission lines, wells, gathering system and other related facilities. Coso Finance Partners owns Navy I and its related facilities, Coso Energy Developers owns BLM and its related facilities and Coso Power Developers owns Navy II and its related facilities.

Caithness Coso Funding Corp. ("Funding Corp.") is a single-purpose Delaware Corporation formed to issue Series B Senior Secured Notes due in 2009 ("Notes") for its own account and as an agent acting on behalf of the Coso Partnerships. On May 28, 1999, Funding Corp. sold $413 million of senior secured notes, including $303 million of Notes of which approximately $208 million is currently outstanding. Pursuant to separate credit agreements between Funding Corp. and each partnership, the net proceeds from the offering of the Notes were loaned to the Coso Partnerships.

Funding Corp. to Refinance Notes

The Coso Partnerships and Funding Corp. intend to engage in a financing for Funding Corp. to issue securities in accordance with Rule 144A and Regulation S for approximately $375 million of senior secured bonds due in 2019 and approximately $90 million of subordinated secured notes due in 2014 (collectively, the "Securities"). The proceeds from the sale of the securities will be used to (i) redeem the Notes, including prepayment premiums and any fees, costs and expense related thereto, (ii) fund various reserve accounts,
(iii) pay costs and expenses incurred in issuing the Securities and (iv) make loans to the Coso Partnerships to allow for distributions to their respective beneficial owners.

The Securities will not be registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This 8-K is being filed for the purpose of complying with Rule 135c(d) promulgated under the Act.

Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Coso Partnerships to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of the Coso Partnerships. In connection with the safe harbor provisions of the Reform Act, the Coso Partnerships have identified important factors that could cause actual results to differ materially from such expectations, including resolution of the energy crisis in California, operating uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, judicial decisions, industry deregulation and competition. Reference is made to all of the Registrants' SEC filings incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAITHNESS COSO FUNDING CORP.,
                                       a Delaware corporation

Date:  July 21, 2005                   By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO FINANCE PARTNERS AND SUBSIDIARY
                                       a California general Partnership

                                       By: New CLOC Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO ENERGY DEVELOPERS
                                       a California general Partnership

                                       By: New CHIP Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)


                                       COSO POWER DEVELOPERS AND SUBSIDIARY
                                       a California general Partnership

                                       By: New CTC Company, LLC,
                                             its Managing General Partner

                                       By:  /S/ CHRISTOPHER T. MCCALLION
                                            ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)